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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                               -----------------------

                                       FORM 8-K

                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d)
                        of the Securities Exchange Act of 1934

                               -----------------------

                           Date of Report (Date of earliest
                          event reported):  January 31, 1997

                               -----------------------

                                 ELTRAX SYSTEMS, INC.
                                 --------------------
                (Exact name of registrant as specified in its charter)


     Minnesota                         0-22190                41-1484525
     ---------                     --------              ----------
(State or other jurisdiction of      (Commission        (I.R.S. Employer
    incorporation)                File Number)         Identification No.)



10901 Red Circle Drive, Minnetonka, MN                       55343
--------------------------------------                       -----
(Address of principal executive offices)                   (zip code)


Registrant's telephone number, including area code:  612/945-0833
                                                    ------------



                       1775 Old Highway 8, St. Paul, Minnesota
            (Former name or former address, if changed since last report.)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On January 31, 1997, pursuant to an Asset Purchase Agreement dated as of January 29, 1997 (the "Purchase Agreement") by and among Atlantic Network Systems, Inc. ("ANS"), a North Carolina corporation and a wholly owned subsidiary of Eltrax Systems, Inc., a Minnesota corporation ("Eltrax"), and MRK Technologies, LTD., ("MRK") an Ohio limited liability company, ANS acquired from MRK certain assets of MRK's MST Distribution division.

Pursuant to the terms of the Purchase Agreement, upon the closing of the acquisition on January 31, 1997, ANS paid to MRK approximately two million dollars ($2,000,000) for the MST inventory, business contracts, certain personal property, intangible property, open sales orders and books and records purchased by ANS.

In addition to the foregoing, MRK agreed to purchase from ANS an amount of equipment, at standard ANS prices, to generate a minimum of fifty thousand dollars ($50,000.00) gross profit during 1997, or pay the difference in gross profit to ANS by the end of 1997. In accordance with the Purchase Agreement ANS has hired eight MST employees.

Additional information concerning the Purchase of MST assets is contained in the Purchase Agreement, which is an exhibit hereto and is incorporated herein by reference.

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ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

On February 7, 1997 the Board of Directors of Eltrax Systems, Inc. received a resignation, effective immediately, from Gene A. Bier from his position as Director of Eltrax Systems. There was no reason given for the resignation and there are no disputes pending with Mr. Bier.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         A.   FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

         B.   PRO FORMA FINANCIAL INFORMATION.  Not applicable.

         C.   EXHIBITS.

         99.1 Asset Purchase Agreement dated January 29, 1997 between Atlantic Network Systems, Inc. and MRK Technologies, LTD. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The Registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

         99.2      Press Release of the Registrant, dated February 3, 1997.

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                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ELTRAX SYSTEMS, INC.



                                        /s/ Mack V. Traynor, III
                                       -----------------------------------
                                        Name:    Mack V. Traynor, III
                                        Title:   President, Chief Executive
                                                 Officer


Dated:  February 12, 1997

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                                  INDEX TO EXHIBITS


Exhibit                      Description                      Method of Filing
-------                      -----------                      ----------------
99.1     Asset Purchase Agreement dated January 29, 1997      Filed herewith.
         between Atlantic Network Systems, Inc. and MRK
         Technologies, LTD. Omitted from such exhibit, as filed, are the remaining exhibits referenced in such agreement. The Registrant will furnish supplementally a copy of any such exhibits to the Commission upon request.

99.2     Press Release of the Registrant, dated               Filed herewith.
         February 3, 1997.